UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SUTRON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUTRON CORPORATION
22400 Davis Drive
Sterling, Virginia 20164
(703) 406-2800

April 8, 2011

Dear Sutron Shareholder:

You are cordially invited to our Annual Meeting of Shareholders on Wednesday, May 11, 2011, beginning at 1:30 p.m., local time, at Sutron’s corporate headquarters, 22400 Davis Drive, Sterling, Virginia.  The enclosed notice of annual meeting sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement.  The Board of Directors recommends that shareholders vote “FOR” these proposals.

It is important that you use this opportunity to take part in Sutron’s affairs by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying Proxy Card in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the Proxy Card does not deprive you of your right to attend the meeting and to vote your shares in person.

You may also access and view all Proxy materials that are being mailed to shareholders online at the website http://www.sutron.com/investorinfo/2011ProxyMaterials.html.

We look forward to seeing you there.

Very truly yours,

/s/ Raul S. McQuivey

Raul S. McQuivey
Chairman of the Board, President and
Chief Executive Officer

SUTRON CORPORATION
22400 Davis Drive
Sterling, Virginia 20164
(703) 406-2800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2011

To the Holders of Common Stock of Sutron Corporation,

Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation will be held at 22400 Davis Drive, Sterling, Virginia, on Wednesday, May 11, 2011, at 1:30 p.m., local time, for the following purposes:

1.	To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

2.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent accountants for fiscal year 2011; and

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

Shareholders of record at the close of business on Friday April 1, 2011, are entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person.  However, to assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible.  If you attend the meeting, you may vote in person even if you have returned a proxy. You may also access and view all Proxy materials that are being mailed to shareholders online at the website http://www.sutron.com/investorinfo/2011ProxyMaterials.html.

By Order of the Board of Directors,

/s/ Sidney C. Hooper

Sidney C. Hooper
Secretary

April 8, 2011

SUTRON CORPORATION
22400 Davis Drive
Sterling, Virginia 20164
(703) 406-2800

PROXY STATEMENT

The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, May 11, 2011, at 1:30 p.m., local time, and at any adjournments thereof.  The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The meeting will be held at the principal executive offices of the Company, 22400 Davis Drive, Sterling, Virginia 20164.  The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 11, 2011.  An electronic copy of all Proxy materials consisting of our 2010 Annual Report and this Proxy Statement can be accessed and viewed online at the website http://www.sutron.com/investorinfo/2011ProxyMaterials.html.

After the enclosed Proxy Card is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy Card.  The Proxy Card is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against or abstain from voting upon the other proposal.

RECORD DATE AND VOTING RIGHTS

Shareholders of record at the close of business on Friday, April 1, 2011 are entitled to notice of and to vote at the meeting.  On April 1, 2011, the Company had outstanding and entitled to vote 4,578,632 shares of Common Stock.  Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting.

The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting.  Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.  Shares held in a broker’s account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum. Assuming that a quorum is present for the Annual Meeting, the five nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

The ratification of the appointment of the independent public accountants must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of these Proposals, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such Proposals. For purposes of these Proposals, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such Proposal.

           Any Proxy Card which is returned by a Shareholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card (or their substitutes) will vote “FOR” the election of the Board of Directors’ nominees and “FOR” the ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent accountants and in the proxy holders’ discretion with regard to all other matters properly brought before the meeting. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying Proxy Card.  We urge you to vote your shares without delay.

The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2011 Annual Shareholders Meeting.  In addition to solicitation by mail, solicitations may be made by personal interview or telephone by officers and employees of the Company, acting without additional compensation.  Sutron anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Sutron for the out-of-pocket expenses incurred by them.

PRINCIPAL SHAREHOLDERS

The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the issued and outstanding shares of the Company's Common Stock on April 1, 2011.

		Percentage
Name and Address of	Number of Shares	Of Shares
Beneficial Owner	Beneficially Owned	Outstanding(1)

Raul S. McQuivey, Ph.D.	870,686 (2)	18.6%
Kenneth W. Whitt	329,629 (3)	7.2%

(1)          As of April 1, 2011, the Company had 4,578,632 shares of Common Stock outstanding.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that such person could purchase by exercising outstanding options and options that will become exercisable within 60 days of April 1, 2011, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Each natural person named in the table above has an address in care of Sutron Corporation, 22400 Davis Drive, Sterling, Virginia 20164.

(2)          Dr. McQuivey’s holdings consist of 687,086 shares held by Dr. Raul S. McQuivey and Karen T. McQuivey, Dr. McQuivey's wife, as Trustees for the Raul S. McQuivey Trust and the Karen T. McQuivey Trust, 73,600 shares held by Raul McQuivey and 110,000 shares subject to options exercisable within 60 days after April 1, 2011.

(3)          Mr. Whitt’s holdings consist of 329,629 shares held by Kenneth Whitt and Eva D. Whitt, Mr. Whitt’s wife, as Trustees for the Whitt Family Living Trust.

PROPOSAL 1: ELECTION OF DIRECTORS

The nominees for directors are Dr. Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman and Leland R. Phipps.  All nominees are presently directors of the Company.  Mr. Roberts, Mr. Lipman and Mr. Phipps are non-employees of the Company and are independent as defined by Nasdaq listing standards and therefore result in a majority of the Company’s Board of Directors being independent in accordance with Nasdaq listing standards.

The Board of Directors of the Company recommends the election of the nominees to serve as directors of Sutron until the fiscal year 2012 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until the director's earlier death, resignation or removal. In the event that any nominees for directors should be unavailable to serve, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

The five nominees for director who receive the highest number of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting will be elected. All duly submitted and unrevoked Proxy Cards will be voted “FOR” the nominees selected by the Board of Directors except where authorization to vote is withheld.

NOMINEES FOR DIRECTORS

Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience, director positions held currently or at any time during the past five years and the experience, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and Board to determine that the person currently should serve as a director:

Raul S. McQuivey, Ph.D., age 72, has served as a director since 1976 and as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989.  Dr. McQuivey served as Executive Vice President from September 1980 to January 1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989.  Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967.  He is a Registered Professional Engineer.  Having served with the Company since 1976, Dr. McQuivey has extensive experience in all aspects of our business and industry and has strong management and technical skills.

Daniel W. Farrell, age 58, has served as a director since May 1988 and as a Senior Vice President of the Company since March 1984.  Mr. Farrell has managed the Company’s Research and Development Division since August 1989. Prior to managing the Research and Development Division, Mr. Farrell was a Project Manager in the Water Resources Division.  Mr. Farrell joined the Company in September 1976 as a staff scientist.  Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976. Mr. Farrell has extensive experience in all aspects of our business and industry and strong technical skills.

Robert F. Roberts, Jr., age 60, has served as a director since May 2003 and as the Chairman of the Compensation Committee of the Board of Directors since July 2005 and is also a member of the Corporate Governance and Nominating and Audit Committees of the Board.  Mr Roberts was the founder, CEO and Chairman of Concept Automation Inc. from 1975 to 1995.  Concept Automation, a computer systems integrator, grew from a one-man operation to employing over 220 people in six offices.  Federal and state government agencies and Fortune 1000 companies were the primary clients.  Sales in 1995 were approximately $100 million when the company was sold.  Mr. Roberts served as a Director for Colgan Airways, a regional commuter airline from 1990 to 2005, as a Principal for Foresight Funding, which manages private investments in tax free bonds, real estate and corporate obligations from 1995 to 2005, and as Chairman, Trustee of Wakefield School, a private school that offers a classical curriculum for grades Pre-K to 12 from 1990 to 2005.  Mr. Roberts received an Associates degree in Business Management from Northern Virginia Community College.  Mr. Roberts has strong executive management skills and experience and has served on the boards of directors of several institutions.

Andrew D. Lipman, age 59, has served as a director since June 2005 and as the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors since July 2005 and is also a member of the Compensation and Audit Committees of the Board.  Mr. Lipman is a partner and head of the Telecommunications, Media and Technology Group of Bingham McCutchen LLP, formerly Swidler Berlin, LLP, an international law firm since 1988. From 1987 to 1997, Mr. Lipman also served as Senior Vice President for Legal and Regulatory Affairs for MFS Communications, Co., a competitive telecommunications provider. He also currently serves as a member of the boards of directors of TMNG Inc., a telecommunications-related consulting firm and Nu Skin Enterprises, a personal care and nutritional supplements provider. He also served as a director of MPower Communications, a competitive telecommunications carrier.  He received a B.A. degree, Summa Cum Laude, from the University of Rochester and a J.D. degree from Stanford University.  Mr. Lipman has extensive experience in law and corporate governance matters and extensive experience working with high tech growth companies.

Leland R. Phipps, age 55, has served as a director and as the Chairman of the Audit Committee since March 2008 and is also a member of the Corporate Governance and Nominating and Compensation Committees of the Board.  Mr. Phipps began his career with KPMG Peat Marwick working in the Private Business Consulting Practice from 1982 to 1983.  He worked as Controller and Chief Financial Officer of Concept Automation, Inc (CAI) from 1983 to 1989.  He was promoted to CAI’s President and Chief Operating Officer in 1989 and remained until 1995 when CAI was acquired by BTG, Inc.  During his tenure at CAI, revenues grew from $500 thousand to approximately $100 million.  He was a Senior Vice President over Integration and Network Systems with BTG from 1995 to 1997 and was responsible for a new business unit that began with a backlog of $20 million and grew to $60 million of revenue within two years.  Mr. Phipps founded Plexar Corporation, an investment management, consulting and private equity firm, in 1997.  Mr. Phipps is a Certified Public Accountant.  He received a B.S. degree in Accounting and a Masters degree in Accounting and Information Systems from Brigham Young University.  Mr. Phipps has strong financial, operational and overall executive management skills and experience.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

CODE OF ETHICS

The Company has adopted a Code of Ethics that applies to the Company’s chief executive officer, chief financial officer, principal accounting officer and persons performing functions similar to a controller, as well as other officers, directors and employees of the Company.  The Code of Ethics is posted on the Company’s website at www.sutron.com under “Investor Information.”

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee.  The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Dr. McQuivey serves as the Chairman of the Board, President and Chief Executive Officer.  The Board currently does not have a lead director.  The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time, as this structure makes the best use of Dr. McQuivey’s extensive knowledge of the Company and the industry, as well as fostering greater communication between the Company’s management and the Board.

Management is responsible for the day-to-day management of the risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  The Board of Directors regularly reviews information regarding the Company’s liquidity and operations as well as the risks associated with each.  The Board of Directors also holds strategic planning sessions with senior management to discuss strategy, key challenges and risks and opportunities for the Company.  The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

While the Board of Directors is ultimately responsible for risk oversight, the Board of Directors’ committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas.  For example, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls.  Pursuant to its charter, the Audit Committee is also responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management.  In addition, the Audit Committee reviews and discusses with management the Company’s major risk exposures and the process used to manage those exposures that could have a material effect on the Company’s financial statements.  The Compensation Committee is responsible for management of risks relating to the Company’s compensation program and policies and assesses the Company’s effectiveness at linking pay to performance as well as aligning the interests of executives and other employees with those of the Company’s stockholders.  The Nominating and Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure and succession planning for directors and executive officers, as well as other areas of corporate governance.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management presentations about such risks.

BOARD AND COMMITTEE MEETINGS

During fiscal 2010, the Board held four meetings, including telephone conference meetings. The three standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.  No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

Audit Committee.    Mr. Phipps, Mr. Lipman and Mr. Roberts are the current members of the Audit Committee. Mr. Phipps, the Chairman of the Audit Committee, was appointed as Chairman of the Audit Committee on March 6, 2008. The Board has determined that Mr. Phipps is the “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The Audit Committee met four times during fiscal 2010. The Audit Committee’s primary responsibilities are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company’s financial and accounting personnel.

Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market.

Compensation Committee.    Mr. Roberts, Mr. Lipman and Mr. Phipps are the current members of the Compensation Committee. Mr. Roberts serves as the Chairman of the Compensation Committee and was appointed to that position in July 2005. The Compensation Committee met twice during fiscal 2010. The principal responsibilities of the Compensation Committee are to establish the general compensation policy for Sutron. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company’s Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Company’s 1996, 1997 and 2002 Amended and Restated Stock Option Plans and the 2010 Equity Incentive Plan.  The Compensation Committee does not currently have a formal charter.

Nominating Committee.    Mr. Lipman, Mr. Phipps and Mr. Roberts are the current members of the Corporate Governance and Nominating Committee (“Nominating Committee”). Mr. Lipman is the Chairman of the Nominating Committee and was appointed to that position in July 2005. The Nominating Committee met once during fiscal 2010. The principal responsibilities of the Nominating Committee are to identify and recommend to the Board of Directors individuals qualified to become Board of Directors’ members, to recommend to the Board of Directors corporate governance principles, and to lead the Board of Directors in complying with its corporate governance principles.

Each current member of the Nominating Committee meets the independence and other requirements to serve on our Corporate Governance and Nominating Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market. The Nominating Committee has a formal charter that is available on the Company’s web site at www.sutron.com under “Investor Information.”

DIRECTOR NOMINATION PROCESS

The Company did not engage a third party to assist in identifying and evaluating the individuals nominated for election as directors at this meeting.  Historically, the Nominating Committee has relied on recommendations from its members to identify nominees. In considering whether to nominate any particular candidate for election to the Board, the Nominating Committee uses various criteria to evaluate each candidate, including an evaluation of each candidate’s integrity, business acumen, knowledge of the Company’s business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company’s shareholders. The Nominating Committee evaluates biographical information and interviews selected candidates.  The Nominating Committee considers whether directors and director nominees bring diverse perspectives and life experiences to the Board, but the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees.

The Nominating Committee also considers whether a potential nominee would satisfy the Nasdaq listing standards for “independence” and the SEC’s definition of “audit committee financial expert.” The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company does not have a formal policy with regard to the consideration of director candidates recommended by its shareholders; however shareholder recommendations relating to director nominees may be submitted in accordance with the procedures set forth below under the heading “Communicating with the Board of Directors.”

COMMUNICATING WITH THE BOARD OF DIRECTORS

Shareholders who wish to send communications to the Board may do so by writing to the Secretary of the Company, Sutron Corporation, 22400 Davis Drive, Sterling, Virginia 20164. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.” All such letters must identify the author as a shareholder and must include the shareholder’s full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication.

The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board’s consideration.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

Although the Company does not have a policy with regard to Board members’ attendance at the Company’s annual meeting of shareholders, all directors are encouraged to attend the annual meeting.  Five members of the Board of Directors attended the 2010 Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

Each independent director is paid an annual retainer of $15,000, an attendance fee of $1,500 for each meeting of the Board of Directors where the director is physically present and $1,000 for each meeting attended telephonically.  Also, each independent director is paid an attendance fee of $1,500 for each committee meeting of the Board of Directors where the director is physically present and $1,000 for each meeting attended telephonically.  The Audit Committee Chairman receives a $5,000 annual retainer.  The Compensation and Nominating Committee Chairmen receive a $3,000 annual retainer.  Travel expenses are reimbursed at actual cost. Employee directors are not eligible for compensation for their services as directors.  Each independent director also receives a stock option in the amount of 5,000 shares on the shareholder meeting date that vests over a one-year period in accordance with the Company’s approved compensation plan for independent directors

The following table provides a summary of compensation paid to members of our Board of Directors during 2010.

Name (1)	Fees Earned or Paid in Cash ($)(2)	Option Awards ($)(3)	Total ($)
Andrew D. Lipman	29,000	11,482	40,482
Leland R. Phipps	34,500	11,482	45,982
Robert F. Roberts, Jr.	29,500	11,482	40,982

(1)          Raul S. McQuivey and Daniel W. Farrell are not included in this table as both are employees of the Company and thus receive no compensation for their services as a director.  The compensation received by both in fiscal year 2010 is shown on the Summary Compensation Table included herein.

(2)          Includes all fees earned or paid for services as a director in fiscal year 2010, including annual retainer, committee of Board chair fees and meeting fees.

(3)          Amounts shown represent the aggregate grant date fair value in respect of options to purchase shares of common stock granted to the specified directors in fiscal year 2010, calculated in accordance with FASB ASC Topic 718, “Compensation – Stock Compensation”. See Note 15, “Stock Options,” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2010 for the assumptions made in determining grant date fair values. These amounts reflect the aggregate grant date fair value for these options and are not intended to represent the value, if any, that is or will be actually realized by the individual.

At the end of fiscal year 2010, directors owned the following number of options, all of which are vested and unvested shares:

Name (1)	Unvested Stock Options	Vested Stock Options
Robert F. Roberts, Jr.	1,890	48,110
Andrew D. Lipman	1,890	28,110
Leland R. Phipps	1,890	14,110

(1)           Raul S. McQuivey and Daniel W. Farrell are not included in this table as both are employees of the Company and thus receive no compensation for their services as a director.  The compensation received by both in fiscal year 2010 is shown on the Summary Compensation Table included herein.

MANAGEMENT OWNERSHIP OF COMMON STOCK

Set forth below is information concerning stock ownership of each named executive officer, director and director nominee, and all directors and executive officers of the Company as a group, as of April 1, 2011.  The information as to securities beneficially owned are, in each instance, based upon information furnished by each individual.  As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

Beneficial Owner	Unvested Stock Options	Vested Stock Options
Raul S. McQuivey, Ph.D. (2)	870,686	18.6%
Daniel W. Farrell (3)	224,468	4.8%
Sidney C. Hooper (4)	156,845	3.3%
Ashish R. Raval (5)	100,000	2.1%
Robert F. Roberts, Jr. (6)	50,000	1.0%
Andrew D. Lipman (7)	30,000.7%
Leland R. Phipps (8)	16,000.4%
All executive officers and directors as a group (7 in number)	1,447,999	30.9%

(1)           See Note 1 under "PRINCIPAL SHAREHOLDERS."

(2)           See Note 2 under "PRINCIPAL SHAREHOLDERS."

(3)           Mr. Farrell’s holdings consist of 93,948 shares that are held by Daniel W. Farrell and Jill E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of Survivorship, 40,360 held by Mr. Farrell and 90,000 shares subject to options exercisable within 60 days after April 1, 2011.

(4)           Includes 23,000 shares owned by Sidney C. Hooper and Malissa C. Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of Survivorship, 3,845 shares owned by Mr. Hooper and 120,000 shares subject to options exercisable within 60 days after April 1, 2011.

(5)           Reflects 100,000 shares subject to options exercisable within 60 days after April 1, 2011.

(6)           Reflects 50,000 shares subject to options exercisable within 60 days after April 1, 2011.

(7)           Reflects 30,000 shares subject to options exercisable within 60 days after April 1, 2011.

(8)           Reflects 16,000 shares subject to options exercisable within 60 days after April 1, 2011.

EXECUTIVE OFFICERS

The biographies for Messrs. McQuivey and Farrell are provided under the heading “Nominees for Directors.”

Ashish H. Raval, age 39, has served as Senior Vice President of Integrated Services Division since 2001 and was appointed a Senior Vice President in April 2010.  He joined the Company in February 1997, as an Applications Engineer in the Integrated Systems Division (ISD).  Prior to joining Sutron Mr. Raval worked as a instrumentation engineer in Walk, Haydel & Associates, a Dames & Moore Company.   Mr. Raval has earned B.S. in Instrumentation Engineering from University of Pune in 1993 and a Masters in Electrical Engineering with specialization in Control Systems Engineering from University Of New Orleans in 1996. He is a Registered Engineer-In-Training (EIT) in Louisiana. Mr. Raval has also been an active member of ISA and IEEE since 1993.

Sidney C. Hooper, age 52, has served as the Chief Financial Officer of the Company since 2003 and as Treasurer since 1993.  Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990.  Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company.  Mr. Hooper received a B.S. degree in Accounting from Brigham Young University in 1983 and a Master of Accountancy degree from Brigham Young University in 1984.

EMPLOYMENT AND OTHER AGREEMENTS

The Company does not have any Employment Agreements and has no other plan or arrangement that would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company.  Option agreements provide for the immediate vesting of all unvested stock options in the event of a change in control of the Company.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning cash and other compensation paid to or earned by our chief executive officer, and other executive officers, whom we refer to as our “Named Executive Officers” during the fiscal year ended December 31, 2010 as follows:

Name and Principal Position				All Other Compensation ($)(3)
	Year	Salary ($)(1)	Bonus ($)(2)		Total ($)
Raul S. McQuivey	2010	200,000	38,000	9,655	247,655
Chief Executive Officer	2009	190,000	37,000	9,913	236,913
and President
Daniel W. Farrell	2010	178,250	25,000	8,859	212,109
Senior Vice President	2009	173,250	20,000	7,284	200,534
Sidney C. Hooper	2010	175,000	34,000	13,761	222,761
Chief Financial Officer	2009	168,000	33,000	10,742	211,742
and Secretary
Ashish R. Raval	2010	175,000	34,000	4,782	213,782
Senior Vice President	2009	160,000	32,000	4,808	196,808

(1)	Includes regular base salary earnings in fiscal years 2010 and 2009.

(2)	Bonus amounts represent amounts awarded for performance during the fiscal year and paid after the fiscal year end.

(3)	Consists of the following: Company paid life insurance, Company paid auto allowance and Company’s 401k matching contribution.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested ($)	Market Value of shares or units of stock that have not vested ($)
Raul S. McQuivey	110,000	$ .55	10/17/2012	–	–
Daniel W. Farrell	90,000	$ .55	10/17/2012	–	–
Sidney C. Hooper	120,000	$ .55	10/17/2012	–	–
Sidney C. Hooper	10,000	$ 6.47	5/18/2020	10,000(1)	66,100
Ashish R. Raval	25,000	$ .68	1/6/2013	–	–
Ashish R. Raval	50,000	$ 6.90	2/27/2017	20,000(2)	132,200
Ashish R. Raval	25,000	$ 6.47	5/18/2020	25,000(3)	165,250

(1)	Options will vest in the amount of 2,000 shares on May 18, 2011, 2012, 2013, 2014 and 2015

(2)	Options will vest in the amount of 10,000 shares on February 26, 2011 and 2012

(3)	Options will vest in the amount of 5,000 shares on May 18, 2011, 2012, 2013, 2014 and 2015

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2010, the Company did not have any related party transactions with officers or directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of shares of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2010.

•	Mr. McQuivey was delinquent in filing one report on Form 4 and Mr. Hooper was delinquent in filing four reports on Form 4.

REPORT OF THE AUDIT COMMITTEE

This Report of the Audit Committee of Sutron Corporation’s Board of Directors (the “Audit Committee”) is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board. Leland R. Phipps, Andrew D. Lipman and Robert F. Roberts, Jr. are the current members of the Audit Committee.  The Audit Committee’s primary responsibilities, described more fully in its charter, are to provide oversight of the Company’s accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent registered public accounting firm and the Company’s financial and accounting personnel.

The Company’s management has the primary responsibility for the financial statements and reporting process, which includes the Company’s systems for internal control.  Yount, Hyde & Barbour, P.C. the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB), expressing an opinion, based on its audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes, including engaging in discussions with management and the Company’s independent registered public accounting firm.

The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters.

In carrying out its oversight responsibilities, the Board met with management and reviewed with management the audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010. The review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Board also reviewed with Yount, Hyde & Barbour, P.C., who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Board under generally accepted auditing standards and SAS (Statement on Auditing Standards) 114. In addition, the Board discussed with Yount, Hyde & Barbour, P.C. their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Board has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Leland R. Phipps, Chairman
Andrew D. Lipman
Robert F. Roberts, Jr.

AUDIT FEES

Aggregate fees for professional services rendered to the Company by Yount, Hyde & Barbour, P.C. for the years ended December 31, 2010 and 2009 are summarized in the table below.

	2010	2009

Audit	$80,000	$105,000
Audit-related	6,800	6,500
Tax	9,500	9,500
All other	–	–
Total	$96,300	$121,000

Audit fees for the years ended December 31, 2010 and 2009, respectively, were for professional services rendered for the audits of the financial statements of the Company and review of the Company’s quarterly financial statements.

 Audit-related fees for the years ended December 31, 2010 and 2009, respectively, were for professional services rendered for the audits of the financial statements of Sutron Hydromet Systems, Private, Ltd., the Company’s wholly owned subsidiary located in New Delhi, India.

 Tax fees as of the years ended December 31, 2010 and 2009, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

During Fiscal 2010, the Board pre-approved all services (audit and permitted non-audit services) provided to Sutron by the Company’s independent auditor.  The Board however has not adopted written policies and procedures in regards to pre-approval of audit and permitted non-audit services.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors considers it desirable that its appointment of the firm of Yount, Hyde & Barbour, P.C. as independent registered public accounting firm of the Company for fiscal year 2011 be ratified by the shareholders.  Representatives of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Yount, Hyde & Barbour, P.C. and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.  If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Yount, Hyde & Barbour, P.C.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented for consideration at the 2011 Annual Meeting of Shareholders.  The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business that may come before the 2011 Annual Meeting of Shareholders in addition to the scheduled items of business.

SHAREHOLDERS PROPOSALS

Any shareholder proposals intended to be presented at Sutron's 2012 Annual Meeting of Shareholders must be received by Sutron at its offices at 22400 Davis Drive, Sterling, Virginia 20164, on or before December 7, 2011, for consideration for inclusion in the proxy material for such meeting.

If a shareholder of the Company wishes to present a proposal before the 2012 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 13, 2012, and if a shareholder fails to provide such timely notice of a proposal to be presented at the 2012 Annual Meeting, the proxies designated by the Company’s Board of Directors will have discretionary authority to vote on any such proposal.

REPORT TO SHAREHOLDERS

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement.  We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record.  Upon the written request by any shareholder entitled to vote at the 2011 Annual Meeting of Shareholders, the Company will furnish that person without charge additional copies of the Annual Report along with copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits or documents incorporated by reference.

By Order of the Board of Directors,

/s/ Sidney C. Hooper

Sidney C. Hooper
Secretary

April 8, 2011

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SUTRON CORPORATION

The undersigned hereby appoints Sidney C. Hooper and Ashish H. Raval proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 22400 Davis Drive, Sterling, Virginia at 1:30 p.m. on May 11, 2011 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS BELOW.

1.	ELECTION OF DIRECTORS
NOMINEES:              Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman, Leland R. Phipps
(INSTRUCTION:      To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

For all nominees listed to the right (except as marked to the contrary)        ☐
WITHHOLD AUTHORITY to vote for all nominees listed to the right    ☐

2.	RATIFICATION OF YOUNT, HYDE & BARBOUR, P.C. AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2011.
FOR                 AGAINST                                ABSTAIN
☐     ☐           ☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:  ________________________________________________2011

______________________________________________________
                                                (Signature)
______________________________________________________
                                     (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.